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NYSE
NYSE

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Florida East Coast
INDUSTRIES

Shareholder Meeting May 31, 2007 Exhibit 99

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Florida East Coast
INDUSTRIES

Florida East Coast Industries, Inc.
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-
looking statements include the Company's present expectations or beliefs concerning future events. These statements may be identified by the use of words like "plan," "expect," "aim," "believe," "project,"
"anticipate," "intend," "estimate," "may," "will," "should," "could," and other expressions that indicate future events and trends. Such forward-looking statements may include, without limitation, statements that the
Company does not expect that lawsuits, environmental costs, commitments, including future contractual obligations, contingent liabilities, financing availability, labor negotiations or other matters will have a material adverse effect on its consolidated financial condition. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements.
These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that may be instituted against FECI and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the merger, including the receipt of shareholder approval and regulatory approvals; (4) the failure to obtain the necessary debt financing arrangements set forth in commitment letters received in connection with the merger; (5) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (6) the ability to recognize the benefits of the merger; (7) the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will be obtained for the merger; and (8) the impact of the substantial indebtedness incurred to finance the consummation of the merger; and other risks that are set forth in FECI’s SEC filings. Also, forward-looking statements may include statements concerning future capital needs and sources of such capital funding, statements concerning future intentions with respect to the payment of dividends, execution of a share repurchase program, and other potential capital distributions, number of shares to be repurchased, availability of cash to fund the stock repurchase, ability to reinvest (tax-deferred) sales proceeds into qualifying
§1031
properties, future level of traffic volumes, future growth
potential of the Company's lines of business, performance of the Company's product offerings, intention to entitle and develop real estate, ability to complete planned acquisitions, ability of each party to an announced transaction to satisfy the closing conditions in the agreement, expected completion dates, issuance of contingent consideration, completion of existing and future projects, statements regarding accessibility, visibility, expansion opportunities, ability to complete transactions within specified time frame; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; costs and availability of land and construction materials; the intentions to close the construction and demolition debris (C&D) facility at Beacon Countyline at the current estimated cost, the resolution of litigation involving mining in South Florida and other similar expressions concerning matters that are not historical facts, and projections relating to the Company's financial results. The Company cautions that such forward-
looking statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic conditions and the residential real estate market in the state of Florida as well as the southeast US and the Caribbean as they relate to economically sensitive products in freight service and building rental activities; ability to manage through economic recessions or downturns in customers' business cycles; ability to pass through fuel surcharges to customers; a slow down in construction activities in Florida, including the residential market; the impact of interim or final orders related to mining activities in
South Florida issued by courts or regulatory agencies including the United States District Court and the US Army Corps of Engineers on the Company's rail volumes; industry competition; consolidation within industries of the Company's customers; ongoing challenges in the US domestic auto makers ability to be competitive; possible future changes in the Company's structure, lines of business, business and investment strategies, and related implementation; legislative or regulatory changes; technological changes; volatility of fuel prices (including volatility caused by military actions); the Railway's ability to purchase low sulfur diesel fuel; changes in levels of preventive and capital maintenance, asset replacement and depreciation rates resulting from assumptions in the Railway right-of-way and equipment life studies; changes in the ability of the Company to complete its financing plans, changes in interest rates, the settlement of future contractual obligations as estimated in time and amount (customary to the Company's historical cost structure)
including labor negotiations and recoveries from damage claims in a satisfactory way; changes in insurance markets, including availability of windstorm coverage, increases in insurance premiums and deductibles;
the availability and costs of attracting and retaining qualified independent third party contractors; timing and amount of issuance of contingent consideration; liability for environmental remediation and changes in environmental laws and regulations; the ultimate outcome of environmental investigations or proceedings and other types of claims and litigation, natural events such as weather conditions, hurricanes, floods, earthquakes and forest fires; discretionary government decisions affecting the use of land and delays resulting from weather conditions and other natural occurrences, like hurricanes, that may affect construction or cause damage to assets; the ability of buyers to terminate contracts to purchase real estate from the Company prior to the expiration of inspection periods; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of one or all parties to meet requirements, terms and conditions for closing; ability to complete transactions within a specified time frame;
costs and availability of land and construction materials; buyers' inability or unwillingness to close transactions, particularly where buyers only forfeit deposits upon failure to close; the ability of the Company to close the Beacon Countyline C&D facility at the current estimated costs; the ability to accomplish certain zoning changes or other land use changes by the Company or others; the Company's future taxable income and other factors that may affect the availability and timing of utilization of the Company's deferred tax assets; uncertainties, changes or litigation related to tax laws, regulations; and other risks inherent in the real estate and other businesses of the Company. Further information on these and other risk factors is included in the
Company’s
filings with the Securities and Exchange Commission, including the
Company’s
most
recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this presentation, which speaks only as of its date.

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Florida East Coast Industries

Florida East Coast Industries –
125 Years of History
• Henry Flagler begins
assembling land tracts and
constructing a railroad
originating in Jacksonville
down the east coast of Florida
• Assemblage of today’s 351-
mile rail corridor spanning
from Jacksonville to Miami
completed
• FECR emerges from bankruptcy
• As part of FECR’s reorganization
plan, St. Joe Company converts its
debt to a 54% equity stake
• FECR listed on the New York Stock
Exchange (Ticker: FLA)
• Real estate holdings and operations
incorporated as a 100% owned
subsidiary of FECR under the name
Commercial Realty Development
Company (later renamed Gran Central
Corp.) and establishing the foundation
for Flagler Development Group
• St. Joe Company spins off
54% equity stake in
company to shareholders
• FECI, through Flagler
Development Group, acquires
Codina Group, creating the
premier real estate platform in
Florida
1883 1896 1961 1981 1984 2000 2006
• FECR enters bankruptcy along with
many of the other railroads in the
country
• While in bankruptcy, St. Joe
Company acquires 55% of FECR’s
outstanding bonds
1940’s

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Florida East Coast INDUSTRIES

Florida East Coast RAILWAY	FLAGLER DEVELOPMENT GROUP

FLA LISTED NYSE

Florida East Coast INDUSTRIES

Unique Portfolio of Assets in a
Dynamic Marketplace
Florida’s premier fully-integrated commercial real
estate platform
7.9 million square feet of Class-A office, industrial
and mixed-use properties throughout the Miami,
Jacksonville and Orlando metro areas
4.3 million square foot development pipeline
Over 6,000 acres of strategically-located land
owned by Florida East Coast Industries
Over 8.0 million square feet of existing and
planned strategic JV developments with partners
including AMB, JP Morgan and TIAA-CREF
Vertically integrated development, construction,
leasing and property management services
capabilities
The only direct freight railroad spanning the 351-
mile corridor between Jacksonville and Miami
Primary conduit for import and export of cargo and
freight within Florida and between Florida and the
continental U.S.
100-ft wide railroad right-of-way
Largest hauler of aggregate in Florida
84 diesel electric locomotives with 6,045 freight cars
and 1,663 trailers
268 miles of branch, switching and other secondary
track and 167 miles of yard track, all within Florida
Two major classification rail yards and four online
supporting rail yard facilities
• Market Capitalization
12/31/06 - $2.1B
5/29/07 - $
•
Shares Outstanding: 35.7M
(as of 12/31/06)
• Annual Dividend: $0.28

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Florida East Coast
INDUSTRIES

5 FLORIDA EAST COAST RAILWAY

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Chicago
Atlanta
New Jersey/
New York
Jacksonville
Orlando
Tampa
St. Petersburg
Port of
Palm Beach
Fort Lauderdale/
Port Everglades
Miami
Port of Miami

Florida East Coast
INDUSTRIES

FECR is an Essential Component of
Florida’s Economic Growth
• Corridor alignment forged over 100 years ago
> Impossible to recreate today
> Alliances with Class I railroads extends reach
throughout the U.S.
• Largest hauler of aggregate and leading
provider of intermodal services in Florida due
to imbalanced traffic lane
• Exclusive rail-service provider to the Port of
Miami, Port Everglades (Ft. Lauderdale) and
the Port of Palm Beach
• Right-of-way provides substantial growth
opportunities
> Dual-tracking of freight rail
> Potential for passenger rail service alongside freight
operations

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2002
2003
2004
2005
2006
2007 Outlook

Florida East Coast INDUSTRIES

FECR Historical Financials (in millions)
2006 vs. 2005
•
Revenues increased 11%
•
Operating Profit increased 23%
•
2006 Operating Ratio of 70.3%
compared to 73.2% in 2005
2007 Outlook
•
Revenue-flat to an increase
of 6%
•
Operating Profit decrease of 2%
to an increase of 4%
•
Capital Expenditures of $42-$47M
*A reconciliation to the most comparable GAAP measure is provided on page 15
FECR Key Financial Data
264.1
265-280
237.9
200.8
181.1
166.8
100.9
85.5
67.5
62.6
59.9
78.5
72-76
63.7
47.3
43.0 42.1
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
Operating revenues Operating Profit before Depreciation and Amortization* Operating Profit

FECR – 2006  Accomplishments
• Completed 12-mile double track between Indian River and Titusville
• Completed Medley Rock Yard
• Increased trailer capacity at Bowden Yard
• Took delivery of four new locomotives
• 2006 Gold Harriman Award
• Chosen as first transportation company to move Wal-Mart
equipment via rail

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FLAGLER
DEVELOPMENT GROUP

Florida East Coast
INDUSTRIES

9 Real Estate – Flagler Development Group Lakeside One – Flagler Center

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Jacksonville
Orlando
Tampa
St. Petersburg
Port of
Palm Beach
Fort Lauderdale/
Port Everglades
Miami
Port of Miami

Florida East Coast
INDUSTRIES

• Significant Operating Property
Portfolio
> 68 office, industrial and mixed-use
properties within 10 business parks
> Strategically-located in Florida’s largest
markets near transportation and
distribution hubs
• Extensive Development Pipeline
> 4.3 million square feet of planned
development projects underway
• Highly Attractive Land Portfolio
> 3,964 acres of land held for development
or sale
> 15.9 million square feet of entitlements
currently in place
> Includes irreplaceable land parcels in
Downtown Miami and near Miami
International Airport
• Strategic JVs in South Florida
> Over 8.0 million square feet of existing
and planned office, residential and
industrial development
> Build-to-suit partnerships with leading
Fortune 500 corporations and major
institutional real estate investors
Highest-Quality Real Estate Assets
in Rapidly Growing Markets
Flagler Station
SouthPark Center
Flagler Center

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Florida East Coast
INDUSTRIES

$118.6
$102.5
$132.7
$80.0
$75.0
$27.0
2002 2003 2004 2005 (2) 2006 2007 Outlook (4)
$110.0
$63.6
$69.6
$87.4
$97.4
2003 2004 2005 2006 2007 Outlook (4)
Flagler Development Group
Key Financial Data
Capital Expenditures
(in millions)
Overall Occupancy (%)
Realty Rental Revenues
2007
expected
in range
of $105
to $115
million
2007
expected
in range
of $90
to $115
million
88
86
89
94
95
84
87
91
95 95
83
87
94
95
94
84
88
95 95
96
2002 2003 2004 2005 2006
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
Realty Rental Operating
Profit before D&A
(3)
(1)
(1)
All data on this page reflects continuing operations.
(2)
Includes $74 million for acquisitions of land and/or finished buildings.
(3)
A reconciliation to the most comparable GAAP measure is provided on page 15.
(4)
2007 Outlook excludes any land acquisitions.
Functionally
Full
13%
12%
(in millions)
(in millions)
8-18%
7-14%
2007
expected
in range
of $65
to $69
million
$67.0
$40.1
$44.8
$55.6
$62.5
2003 2004 2005 2006 2007 Outlook (4)

Fortress Transaction – Next Steps
• Preliminary proxy filed with SEC
•
Transaction is subject to customary closing
conditions including majority shareholder approval
•
Transaction expected to close during third quarter
2007

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Florida East Coast
INDUSTRIES

Important Additional Information Will be Filed with the SEC
Florida East Coast Industries has filed a preliminary proxy statement and plans to file with the SEC a proxy statement in connection with the transaction with Fortress. FECI shareholders are urged to read the final proxy statement and other relevant materials when they become available because they will contain important information about FECI,
Fortress and the proposed transaction. The final proxy statement will be mailed to shareholders of FECI. In addition to the documents described above, FECI files annual, quarterly and current reports, proxy statements and other information with the SEC. The final proxy statement and other relevant materials (when they become available), and any other documents filed with the SEC by FECI, are available without charge at the SEC's website at
http://www.sec.gov, or at FECI’s website at http://www.feci.com.
Participants in Solicitation
Neither Florida East Coast Industries nor Fortress is currently engaged in a solicitation of proxies from the shareholders of FECI in connection with the proposed transaction. If a proxy solicitation commences, FECI, Fortress and their respective directors and officers and other members of management may be deemed to be participants in such solicitation. Information regarding FECI directors and executive officers is available in its Annual Report on
Form 10-K for the year ended December 31, 2006, and its proxy statement, dated April 25, 2007, for its 2007 annual meeting of shareholders and the preliminary proxy statement in respect of the proposed transaction, which are filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents to be filed with the SEC in connection with the proposed transaction.

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Florida East Coast
INDUSTRIES

Reconciliation of Non-GAAP
to GAAP Measures
$62.6
30.1
$32.5
$100.9
22.4
$78.5
2006
$85.5 $67.5 $62.6
Railway Segment’s operating
profit before depreciation
$65-$69 $55.8 $44.8 $40.1
Realty rental properties’
operating profit before D&A
expense
$33-34 28.2 $23.1 22.3
Rental properties’ D&A
expenses
$32-35 $27.6 $21.7 $17.8
Flagler’s realty rental
properties’ operating profit
$72-76
Outlook
2007
21.8
$63.7
2005
Railway Segment’s –
depreciation expense
Railway Segment’s operating
profit
(in millions)
19.6
$43.0
2003
20.2
$47.3
2004

Shareholder Meeting May 31, 2007